Exhibit 10.2

THIRD AMENDED AND RESTATED GUARANTY

THIS THIRD AMENDED AND RESTATED GUARANTY (the “Guaranty”) dated as of July 1, 2014, executed and delivered by each of the undersigned and the other Persons from time to time party hereto pursuant to the execution and delivery of an Accession Agreement in the form of Annex I hereto (all of the undersigned, together with such other Persons each a “Guarantor” and collectively, the “Guarantors”) in favor of (a) KEYBANK NATIONAL ASSOCIATION, in its capacity as Agent (the “Agent”) for the Lenders under that certain Fourth Amended and Restated Credit Agreement dated as of July 1, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Kite Realty Group, L.P. (the “Borrower”), the financial institutions party thereto and their assignees under Section 13.5. thereof (together with the Issuing Lender and the Swingline Lender, collectively, the “Lenders”), the Agent, and the other parties thereto, and (b) the Lenders.

WHEREAS, pursuant to the Credit Agreement, the Agent, the Lenders and the Swingline Lender have agreed to make available to the Borrower certain financial accommodations on the terms and conditions set forth in the Credit Agreement;

WHEREAS, the Borrower and each of the Guarantors, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financing from the Agent, the Lenders and the Swingline Lender through their collective efforts;

WHEREAS, each Guarantor acknowledges that it will receive direct and indirect benefits from the Agent, the Lenders and the Swingline Lender making such financial accommodations available to the Borrower under the Credit Agreement and, accordingly, each Guarantor is willing to guarantee the Borrower’s obligations to the Agent, the Lenders and the Swingline Lender on the terms and conditions contained herein; and

WHEREAS, each Guarantor’s execution and delivery of this Guaranty is a condition to the Agent and the Lenders making, and continuing to make, such financial accommodations to the Borrower.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Guarantor, each Guarantor agrees as follows:

Section 1.  Guaranty.  Each Guarantor hereby absolutely, irrevocably and unconditionally guaranties the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all of the following (collectively referred to as the “Guarantied Obligations”):  (a) all indebtedness and obligations owing by the Borrower to any Lender, the Swingline Lender, the Issuing Lender or the Agent under or in connection with the Credit Agreement and any other Loan Document, including without limitation, the repayment of all principal of the Revolving Loans, Term Loans, Swingline Loans and the Reimbursement Obligations, and the payment of all interest, Fees, charges, attorneys’ fees and other amounts payable to any Lender or the Agent thereunder or in connection therewith; (b) any and all extensions, renewals, modifications, amendments or substitutions of the foregoing; (c) all expenses, including, without limitation, reasonable attorneys’ fees and disbursements, that are incurred by the Lenders and the Agent in the enforcement of any of the foregoing or any obligation of such Guarantor hereunder; and (d) all other Obligations.

Section 2.  Guaranty of Payment and Not of Collection.  This Guaranty is a guaranty of payment, and not of collection, and a debt of each Guarantor for its own account.  Accordingly, none of the Lenders, the Swingline Lender, the Issuing Lender or the Agent shall be obligated or required before enforcing this Guaranty against any Guarantor:  (a)  to pursue any right or remedy any of them may have against the Borrower, any other Guarantor or any other Person or commence any suit or other proceeding against the Borrower, any other Guarantor or any other Person in any court or other tribunal; (b) to make any claim in a liquidation or bankruptcy of the Borrower, any other Guarantor or any other Person; or (c) to make demand of the Borrower, any other Guarantor or any other Person or to enforce or seek to enforce or realize upon any collateral security held by the Lenders, the Swingline Lender, the Issuing Lender or the Agent which may secure any of the Guarantied Obligations.

Section 3.  Guaranty Absolute.  Each Guarantor guarantees that the Guarantied Obligations will be paid strictly in accordance with the terms of the documents evidencing the same, regardless of any Applicable Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent, the Lenders, the Issuing Lender or the Swingline Lender with respect thereto.  The liability of each Guarantor under this Guaranty shall be absolute, irrevocable and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including without limitation, the following (whether or not such Guarantor consents thereto or has notice thereof):

(a)           (i) any change in the amount, interest rate or due date or other term of any of the Guarantied Obligations, (ii) any change in the time, place or manner of payment of all or any portion of the Guarantied Obligations, (iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Credit Agreement, any other Loan Document, or any other document or instrument evidencing or relating to any Guarantied Obligations, or (iv) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, the Credit Agreement, any of the other Loan Documents, or any other documents, instruments or agreements relating to the Guarantied Obligations or any other instrument or agreement referred to therein or evidencing any Guarantied Obligations or any assignment or transfer of any of the foregoing;

(b)           any lack of validity or enforceability of the Credit Agreement, any of the other Loan Documents, or any other document, instrument or agreement referred to therein or evidencing any Guarantied Obligations or any assignment or transfer of any of the foregoing;

(c)           any furnishing to the Agent, the Lenders, the Issuing Lender or the Swingline Lender of any security for the Guarantied Obligations, or any sale, exchange, release or surrender of, or realization on, any collateral securing any of the Obligations;

(d)           any settlement or compromise of any of the Guarantied Obligations, any security therefor, or any liability of any other party with respect to the Guarantied Obligations, or any subordination of the payment of the Guarantied Obligations to the payment of any other liability of the Borrower or any other Loan Party;

(e)           any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Guarantor, the Borrower, any other Loan Party or any other Person, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding;

(f)            any act or failure to act by the Borrower, any other Loan Party or any other Person which may adversely affect such Guarantor’s subrogation rights, if any, against the Borrower to recover payments made under this Guaranty;

(g)           any nonperfection or impairment of any security interest or other Lien on any collateral, if any, securing in any way any of the Obligations;

(h)           any application of sums paid by the Borrower, any other Guarantor or any other Person with respect to the liabilities of the Borrower to the Agent, the Lenders, the Issuing Lender or the Swingline Lender, regardless of what liabilities of the Borrower remain unpaid;

(i)            any defect, limitation or insufficiency in the borrowing powers of the Borrower or in the exercise thereof; or

(j)            any other circumstance which might otherwise constitute a defense available to, or a discharge of, a Guarantor hereunder (other than indefeasible payment and performance in full).

Section 4.  Action with Respect to Guarantied Obligations.  The Lenders and the Agent may, at any time and from time to time, without the consent of, or notice to, any Guarantor, and without discharging any Guarantor from its obligations hereunder, take any and all actions described in Section 3 and may otherwise:  (a) amend, modify, alter or supplement the terms of any of the Guarantied Obligations, including, but not limited to, extending or shortening the time of payment of any of the Guarantied Obligations or changing the interest rate that may accrue on any of the Guarantied Obligations; (b) amend, modify, alter or supplement the Credit Agreement or any other Loan Document; (c) sell, exchange, release or otherwise deal with all, or any part, of any collateral securing any of the Obligations; (d) release any other Loan Party or other Person liable in any manner for the payment or collection of the Guarantied Obligations; (e) exercise, or refrain from exercising, any rights against the Borrower, any other Guarantor or any other Person; and (f) apply any sum, by whomsoever paid or however realized, to the Guarantied Obligations in such order as the Lenders shall elect.

Section 5.  Representations and Warranties.  Each Guarantor hereby makes to the Agent, the Lenders, the Issuing Lender and the Swingline Lender all of the representations and warranties made by the Borrower with respect to or in any way relating to such Guarantor in the Credit Agreement and the other Loan Documents, as if the same were set forth herein in full.

Section 6.  Covenants.  Each Guarantor will comply with all covenants which the Borrower is to cause such Guarantor to comply with under the terms of the Credit Agreement or any of the other Loan Documents.

Section 7.  Waiver.  Each Guarantor, to the fullest extent permitted by Applicable Law, hereby waives notice of acceptance hereof or any presentment, demand, protest or notice of any kind, and any other act or thing, or omission or delay to do any other act or thing, which in any manner or to any extent might vary the risk of such Guarantor or which otherwise might operate to discharge such Guarantor from its obligations hereunder.

Section 8.  Inability to Accelerate Loan.  If the Agent, the Swingline Lender, the Issuing Lender and/or the Lenders are prevented under Applicable Law or otherwise from demanding or accelerating payment of any of the Guarantied Obligations by reason of any automatic stay or otherwise, the Agent, the Swingline Lender, the Issuing Lender and/or the Lenders shall be entitled to receive from each Guarantor, upon demand therefor, the sums which otherwise would have been due had such demand or acceleration occurred.

Section 9.  Reinstatement of Guarantied Obligations.  If claim is ever made on the Agent, any Lender, the Issuing Lender or the Swingline Lender for repayment or recovery of any amount or amounts received in payment or on account of any of the Guarantied Obligations, and the Agent, such Lender, the Issuing Lender or the Swingline Lender repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body of competent jurisdiction, or (b) any settlement or compromise of any such claim effected by the Agent, such Lender, the Issuing Lender or the Swingline Lender with any such claimant (including the Borrower or a trustee in bankruptcy for the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding on it, notwithstanding any revocation hereof or the cancellation of the Credit Agreement, any of the other Loan Documents, or any other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the Agent, such Lender, the Issuing Lender or the Swingline Lender for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to the Agent, such Lender, the Issuing Lender or the Swingline Lender.

Section 10.  Subrogation.  Upon the making by any Guarantor of any payment hereunder for the account of the Borrower, such Guarantor shall be subrogated to the rights of the payee against the Borrower; provided, however, that such Guarantor shall not enforce any right or receive any payment by way of subrogation or otherwise take any action in respect of any other claim or cause of action such Guarantor may have against the Borrower arising by reason of any payment or performance by such Guarantor pursuant to this Guaranty, unless and until all of the Guarantied Obligations have been indefeasibly paid and performed in full.  If any amount shall be paid to such Guarantor on account of or in respect of such subrogation rights or other claims or causes of action, such Guarantor shall hold such amount in trust for the benefit of the Agent, the Lenders, the Issuing Lender and the Swingline Lender and shall forthwith pay such amount to the Agent to be credited and applied against the Guarantied Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or to be held by the Agent as collateral security for any Guarantied Obligations existing.

Section 11.  Payments Free and Clear.  All sums payable by each Guarantor hereunder, whether of principal, interest, Fees, expenses, premiums or otherwise, shall be paid in full, without set off or counterclaim or any deduction or withholding whatsoever (including any Taxes other than any Taxes withheld pursuant to Section 3.12. of the Credit Agreement unless such Tax is an Indemnified Tax), and if any Guarantor is required by Applicable Law or by a Governmental

Authority to make any such deduction or withholding, such Guarantor shall pay to the Agent, the Lenders, the Issuing Lender and the Swingline Lender such additional amount as will result in the receipt by the Agent, the Lenders, the Issuing Lender and the Swingline Lender of the full amount payable hereunder had such deduction or withholding not occurred or been required.

Section 12.  Set-off.  In addition to any rights now or hereafter granted under any of the other Loan Documents or Applicable Law and not by way of limitation of any such rights, each Guarantor hereby authorizes the Agent and each Lender, at any time during the continuance of an Event of Default, without any prior notice to such Guarantor or to any other Person, any such notice being hereby expressly waived, but in the case of a Lender or Participant subject to receipt of the prior written consent of the Agent exercised in its sole discretion, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Agent, such Lender, or any affiliate of the Agent or such Lender, to or for the credit or the account of such Guarantor against and on account of any of the Guarantied Obligations, although such obligations shall be contingent or unmatured. Each Guarantor agrees, to the fullest extent permitted by Applicable Law, that any Participant may exercise rights of setoff or counterclaim and other rights with respect to its participation as fully as if such Participant were a direct creditor of such Guarantor in the amount of such participation.

Section 13.  Subordination.  Each Guarantor hereby expressly covenants and agrees for the benefit of the Agent, the Lenders, the Issuing Lender and the Swingline Lender that all obligations and liabilities of the Borrower to such Guarantor of whatever description, including without limitation, all intercompany receivables of such Guarantor from the Borrower (collectively, the “Junior Claims”) shall be subordinate and junior in right of payment to all Guarantied Obligations.  If an Event of Default shall exist, then no Guarantor shall accept any direct or indirect payment (in cash, property or securities, by setoff or otherwise) from the Borrower on account of or in any manner in respect of any Junior Claim until all of the Guarantied Obligations have been indefeasibly paid in full.

Section 14.  Avoidance Provisions.  It is the intent of each Guarantor, the Agent, the Lenders, the Issuing Lender and the Swingline Lender that in any Proceeding, such Guarantor’s maximum obligation hereunder shall equal, but not exceed, the maximum amount which would not otherwise cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Agent, the Lenders, the Issuing Lender and the Swingline Lender) to be avoidable or unenforceable against such Guarantor in such Proceeding as a result of Applicable Law, including without limitation, (a) Section 548 of the Bankruptcy Code of 1978, as amended (the “Bankruptcy Code”) and (b) any state fraudulent transfer or fraudulent conveyance act or statute applied in such Proceeding, whether by virtue of Section 544 of the Bankruptcy Code or otherwise.  The Applicable Laws under which the possible avoidance or unenforceability of the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Agent, the Lenders, the Issuing Lender and the Swingline Lender) shall be determined in any such Proceeding are referred to as the “Avoidance Provisions”.  Accordingly, to the extent that the obligations of any Guarantor hereunder would otherwise be subject to avoidance under the Avoidance Provisions, the maximum Guarantied Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, as of the time any of the Guarantied Obligations are deemed to have been incurred under the Avoidance Provisions, would not cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Agent, the Lenders, the Issuing Lender and the Swingline Lender), to be subject to avoidance under the Avoidance Provisions.  This Section is intended solely to preserve the rights of the Agent, the Lenders, the Issuing Lender and the Swingline Lender hereunder to the maximum extent that would not cause the obligations of any Guarantor hereunder to be subject to avoidance under the Avoidance Provisions, and no Guarantor or any other Person shall have any right or claim under this Section as against the Agent, the Lenders, the Issuing Lender and the Swingline Lender that would not otherwise be available to such Person under the Avoidance Provisions.

Section 15.  Information.  Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition of the Borrower and the other Guarantors, and of all other circumstances bearing upon the risk of nonpayment of any of the Guarantied Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Agent, the Lenders, the Issuing Lender or the Swingline Lender shall have any duty whatsoever to advise any Guarantor of information regarding such circumstances or risks.

Section 16.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 17.  WAIVER OF JURY TRIAL.

(a)           EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN OR AMONG ANY GUARANTOR, THE AGENT OR ANY OF THE LENDERS WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES.  ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE LENDERS, THE AGENT AND EACH GUARANTOR HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR BY REASON OF ANY OTHER SUIT, CAUSE OF ACTION OR DISPUTE WHATSOEVER BETWEEN OR AMONG ANY GUARANTOR, THE AGENT OR ANY OF THE LENDERS OF ANY KIND OR NATURE RELATING TO ANY OF THE LOAN DOCUMENTS.

(b)           EACH OF THE GUARANTORS, THE AGENT AND EACH LENDER HEREBY AGREES THAT ANY FEDERAL DISTRICT COURT LOCATED IN NEW YORK OR, AT THE OPTION OF THE AGENT, ANY STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN, NEW YORK, NEW YORK, SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG ANY GUARANTOR, THE AGENT OR ANY OF THE LENDERS, PERTAINING DIRECTLY OR INDIRECTLY TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR TO ANY MATTER ARISING HEREFROM OR THEREFROM.  EACH GUARANTOR AND EACH OF THE LENDERS EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS WITH RESPECT TO SUCH CLAIMS OR DISPUTES.  EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT

MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME.  THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE AGENT OR ANY LENDER OR THE ENFORCEMENT BY THE AGENT OR ANY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

(c)           THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS, THE TERMINATION OR EXPIRATION OF ALL LETTERS OF CREDIT AND THE TERMINATION OF THIS GUARANTY.

Section 18.  Loan Accounts.  The Agent, each Lender, the Issuing Lender and the Swingline Lender may maintain books and accounts setting forth the amounts of principal, interest and other sums paid and payable with respect to the Guarantied Obligations, and in the case of any dispute relating to any of the outstanding amount, payment or receipt of any of the Guarantied Obligations or otherwise, the entries in such books and accounts shall be deemed conclusive evidence of the amounts and other matters set forth herein, absent manifest error.  The failure of the Agent, any Lender, the Issuing Lender or the Swingline Lender to maintain such books and accounts shall not in any way relieve or discharge any Guarantor of any of its obligations hereunder.

Section 19.  Waiver of Remedies.  No delay or failure on the part of the Agent, any Lender, the Issuing Lender or the Swingline Lender in the exercise of any right or remedy it may have against any Guarantor hereunder or otherwise shall operate as a waiver thereof, and no single or partial exercise by the Agent, any Lender, the Issuing Lender or the Swingline Lender of any such right or remedy shall preclude any other or further exercise thereof or the exercise of any other such right or remedy.

Section 20.  Termination.  This Guaranty shall remain in full force and effect until the termination of the Credit Agreement in accordance with Section 13.10 of the Credit Agreement.

Section 21.  Successors and Assigns.  Each reference herein to the Agent or the Lenders shall be deemed to include such Person’s respective successors and assigns (including, but not limited to, any holder of the Guarantied Obligations) in whose favor the provisions of this Guaranty also shall inure, and each reference herein to each Guarantor shall be deemed to include such Guarantor’s successors and assigns, upon whom this Guaranty also shall be binding.  The Lenders, the Issuing Lender and the Swingline Lender may, in accordance with the applicable provisions of the Credit Agreement, assign, transfer or sell any Guarantied Obligation, or grant or sell participations in any Guarantied Obligations, to any Person without the consent of, or notice to, any Guarantor and without releasing, discharging or modifying any Guarantor’s obligations hereunder.  Subject to Section 13.8. of the Credit Agreement, each Guarantor hereby consents to the delivery by the Agent or any Lender to any Assignee or Participant (or any prospective Assignee or Participant) of any financial or other information regarding the Borrower or any Guarantor.  No Guarantor may assign or transfer its obligations hereunder to any Person without the prior written consent of all Lenders and any such assignment or other transfer to which all of the Lenders have not so consented shall be null and void.

Section 22.  JOINT AND SEVERAL OBLIGATIONS.  THE OBLIGATIONS OF THE GUARANTORS HEREUNDER SHALL BE JOINT AND SEVERAL, AND ACCORDINGLY, EACH GUARANTOR CONFIRMS THAT IT IS LIABLE FOR THE FULL AMOUNT OF THE “GUARANTIED OBLIGATIONS” AND ALL OF THE OBLIGATIONS AND LIABILITIES OF EACH OF THE OTHER GUARANTORS HEREUNDER.

Section 23.  Amendments.  This Guaranty may not be amended other than in writing in accordance with the terms of Section 13.6. of the Credit Agreement.

Section 24.  Payments.  All payments to be made by any Guarantor pursuant to this Guaranty shall be made in Dollars, in immediately available funds to the Agent at the Principal Office, not later than 2:00 p.m. on the date of demand therefor.

Section 25.  Notices.  All notices, requests and other communications hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given (a) to each Guarantor at its address set forth below its signature hereto, (b) to the Agent, any Lender, the Issuing Lender or the Swingline Lender at its respective address for notices provided for in the Credit Agreement, or (c) as to each such party at such other address as such party shall designate in a written notice to the other parties.  Each such notice, request or other communication shall be effective (i) if mailed, when received; (ii) if telecopied, when transmitted; or (iii) if hand delivered, when delivered; provided, however, that any notice of a change of address for notices shall not be effective until received.

Section 26.  Severability.  In case any provision of this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 27.  Headings.  Section headings used in this Guaranty are for convenience only and shall not affect the construction of this Guaranty.

Section 28.  Limitation of Liability.  Neither the Agent nor any Lender, nor any affiliate, officer, director, employee, attorney, or agent of the Agent or any Lender, shall have any liability with respect to, and each Guarantor hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by a Guarantor in connection with, arising out of, or in any way related to, this Guaranty or any of the other Loan Documents, or any of the transactions contemplated by this Guaranty, the Credit Agreement or any of the other Loan Documents.  Each Guarantor hereby waives, releases, and agrees not to sue the Agent or any Lender or any of the Agent’s or any Lender’s affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Guaranty, the Credit Agreement or any of the other Loan Documents, or any of the transactions contemplated by Credit Agreement or financed thereby.

Section 29.  Definitions.  (a)  For the purposes of this Guaranty:

“Proceeding” means any of the following:  (i) a voluntary or involuntary case concerning any Guarantor shall be commenced under the Bankruptcy Code of 1978, as amended; (ii) a custodian (as defined in such Bankruptcy Code or any other applicable bankruptcy laws) is appointed for, or takes charge of, all or any substantial part of the property of any Guarantor; (iii) any other proceeding under any Applicable Law, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts, whether now or hereafter in effect, is commenced relating to any Guarantor; (iv) any Guarantor is adjudicated insolvent or bankrupt; (v) any order of relief or other order approving any such case or proceeding is entered by a court of competent jurisdiction; (vi) any Guarantor makes a general assignment for the benefit of creditors; (vii) any Guarantor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; (viii) any Guarantor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; (ix) any Guarantor shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or (x) any corporate action shall be taken by any Guarantor for the purpose of effecting any of the foregoing.

(b)           Terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.

Section 30.  Amendment and Restatement.  This Guaranty amends and restates in its entirety that certain Second Amended and Restated Guaranty dated as of February 26, 2013 (the “Existing Guaranty”) made by certain of the Guarantors and Kite Realty Trust Group (the “Parent”),  in favor of Agent and the lenders under the “Existing Credit Agreement” (as defined in the Credit Agreement).  The Parent is hereby released and discharged from its obligations and liabilities under the Existing Guaranty, and the Guarantors hereby consent thereto.

[Signature on Next Page]

IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guaranty as of the date and year first written above.

KRG MAGELLAN, LLC

By:	Kite Realty Group, L.P., its sole member

	By:	Kite Realty Group Trust, its sole general partner

		By:	/s/ Daniel R. Sink
		Name:	Daniel R. Sink
		Title:	Executive Vice President and Chief Financial Officer

EACH GUARANTOR WHICH IS A SUBSIDIARY AS LISTED ON SCHEDULE 1

By:	Kite Realty Group, L.P., the sole member of each such Guarantor

	By:	Kite Realty Group Trust, its sole general partner

		By:	/s/ Daniel R. Sink
		Name:	Daniel R. Sink
		Title:	Executive Vice President and Chief Financial Officer

EACH GUARANTOR WHICH IS A SUBSIDIARY AS LISTED ON SCHEDULE 2

By:	KRG Magellan, LLC, the sole member of each such Guarantor

	By:	Kite Realty Group, L.P., its sole member

		By:	Kite Realty Group Trust, its sole general partner

			By:	/s/ Daniel R. Sink
			Name:	Daniel R. Sink
			Title:	Executive Vice President and Chief Financial Officer

[Signatures Continued On Next Page]

INLAND DIVERSIFIED FRISCO WESTSIDE, L.L.C.
INLAND DIVERSIFIED GOLDSBORO MEMORIAL, L.L.C.
INLAND DIVERSIFIED AIKEN HITCHCOCK, L.L.C.

By:	Bulwark, LLC, the sole member of each such Guarantor

	By:	Splendido Real Estate, LLC, its sole member

		By:	KRG Magellan, LLC, its sole member

			By:	Kite Realty Group, L.P., its sole member

				By:	Kite Realty Group Trust, its sole general partner

					By:	/s/ Daniel R. Sink
					Name:	Daniel R. Sink
					Title:	Executive Vice President and Chief Financial Officer

INLAND DIVERSIFIED/VLASS TEMPLE TERRACE JV, LLC

By:	Inland Diversified Temple Terrace Member, L.L.C., its manager

	By:	KRG Magellan, LLC, its sole member

		By:	Kite Realty Group, L.P., its sole member

			By:	Kite Realty Group Trust, its sole general partner

				By:	/s/ Daniel R. Sink
				Name:	Daniel R. Sink
				Title:	Executive Vice President and Chief Financial Officer

[Signatures Continued On Next Page]

KRG COURTHOUSE SHADOWS, LLC

By:	KRG Courthouse Shadows I, LLC, its sole member

	By:	Kite Realty Group, L.P., its sole member

		By:	Kite Realty Group Trust, its sole general partner

			By:	/s/ Daniel R. Sink
			Name:	Daniel R. Sink
			Title:	Executive Vice President and Chief Financial Officer

CORNER ASSOCIATES, LP

By:	KRG Corner Associates, LLC, its sole general partner

	By:	Kite Realty Group, L.P., its sole member

		By:	Kite Realty Group Trust, its sole general partner

			By:	/s/ Daniel R. Sink
			Name:	Daniel R. Sink
			Title:	Executive Vice President and Chief Financial Officer

[Signatures Continued On Next Page]

KITE REALTY EDDY STREET LAND, LLC

By:	Kite Realty Holding, LLC, its sole member

	By:	Kite Realty Group, L.P., its sole member

		By:	Kite Realty Group Trust, its sole general partner

			By:	/s/ Daniel R. Sink
			Name:	Daniel R. Sink
			Title:	Executive Vice President and Chief Financial Officer

KITE REALTY NEW HILL PLACE, LLC

By:	Kite Realty Development, LLC, their sole member

	By:	Kite Realty Holding, LLC, its sole member

		By:	Kite Realty Group, L.P., its sole member

			By:	Kite Realty Group Trust, its sole general partner

				By:	/s/ Daniel R. Sink
				Name:	Daniel R. Sink
				Title:	Executive Vice President and Chief Financial Officer

[Signatures Continued On Next Page]

KRG PIPELINE POINTE, LP
KRG SUNLAND II, LP

By:	KRG Texas, LLC, their sole general partner

	By:	KRG Capital, LLC, its sole member

		By:	Kite Realty Group, L.P., its sole member

			By:	Kite Realty Group Trust, its sole general partner

				By:	/s/ Daniel R. Sink
				Name:	Daniel R. Sink
				Title:	Executive Vice President and Chief Financial Officer

KRG MARKET STREET VILLAGE, LP

By:	KRG Market Street Village I, LLC, its sole general partner

	By:	Kite Realty Group, L.P., its sole member

		By:	Kite Realty Group Trust, its sole general partner

			By:	/s/ Daniel R. Sink
			Name:	Daniel R. Sink
			Title:	Executive Vice President and Chief Financial Officer

[Signatures Continued On Next Page]

KRG SAN ANTONIO, LP

By:	Kite San Antonio, LLC, its sole general partner

	By:	Kite Realty Group, L.P., its sole member

		By:	Kite Realty Group Trust, its sole general partner

			By:	/s/ Daniel R. Sink
			Name:	Daniel R. Sink
			Title:	Executive Vice President and Chief Financial Officer

KRG EAGLE CREEK III, LLC
KRG PANOLA II, LLC

By:	KRG Capital, LLC, their sole member

	By:	Kite Realty Group, L.P., its sole member

		By:	Kite Realty Group Trust, its sole general partner

			By:	/s/ Daniel R. Sink
			Name:	Daniel R. Sink
			Title:	Executive Vice President and Chief Financial Officer

[Signatures Continued On Next Page]

KRG CEDAR HILL PLAZA, LP

By:	KRG CHP Management, LLC, its sole general partner

	By:	/s/ Daniel R. Sink
	Name:	Daniel R. Sink
	Title:	Executive Vice President and Chief Financial Officer

KRG PLAZA GREEN, LLC

By:	Kite McCarty State, LLC, its member

	By:	Kite Realty Group, L.P., its sole member

		By:	Kite Realty Group Trust, its sole general partner

			By:	/s/ Daniel R. Sink
			Name:	Daniel R. Sink
			Title:	Executive Vice President and Chief Financial Officer

By:	Preston Commons, LLP, its member

	By:	Kite Realty Group, L.P., its managing partner

		By:	Kite Realty Group Trust, its sole general partner

			By:	/s/ Daniel R. Sink
			Name:	Daniel R. Sink
			Title:	Executive Vice President and Chief Financial Officer

[Signatures Continued On Next Page]

KRG WOODRUFF GREENVILLE, LLC

By:	Kite McCarty State, LLC, its member

	By:	Kite Realty Group, L.P., its sole member

		By:	Kite Realty Group Trust, its sole general partner

			By:	/s/ Daniel R. Sink
			Name:	Daniel R. Sink
			Title:	Executive Vice President and Chief Financial Officer

By:	Kite Pen, LLC, its member

	By:	Kite Realty Group, L.P., its sole member

		By:	Kite Realty Group Trust, its sole general partner

			By:	/s/ Daniel R. Sink
			Name:	Daniel R. Sink
			Title:	Executive Vice President and Chief Financial Officer

[Signatures Continued On Next Page]

KRG COOL SPRINGS, LLC

By:	KRG Pembroke Pines, LLC, its sole member

	By:	Kite Realty Group, L.P., its sole member

		By:	Kite Realty Group Trust, its sole general partner

		By:	/s/ Daniel R. Sink
		Name:	Daniel R. Sink
		Title:	Executive Vice President and Chief Financial Officer

Address for Notices:

c/o Kite Realty Group Trust
30 S. Meridian Street, Suite 1100
Indianapolis, Indiana 46204
Attention: Chief Financial Officer
Telecopy Number:	(317) 577-5605
Telephone Number:	(317) 577-5600

SCHEDULE 1

	Name of Subsidiary	State of Formation
1.	82 & Otty, LLC	Indiana
2.	Brentwood Land Partners, LLC	Delaware
3.	Glendale Centre, L.L.C.	Indiana
4.	Kite Eagle Creek, LLC	Indiana
5.	Kite Greyhound III, LLC	Indiana
6.	Kite Greyhound, LLC	Indiana
7.	Kite King’s Lake, LLC	Indiana
8.	Kite Washington Parking, LLC	Indiana
9.	Kite West 86th Street II, LLC	Indiana
10.	KRG Bolton Plaza, LLC	Indiana
11.	KRG Castleton Crossing, LLC	Indiana
12.	KRG College I, LLC	Indiana
13.	KRG College, LLC	Indiana
14.	KRG Cool Creek Outlots, LLC	Indiana
15.	KRG Cove Center, LLC	Indiana
16.	KRG Eagle Creek IV, LLC	Indiana
17.	KRG Eastwood, LLC	Indiana
18.	KRG Eddy Street FS Hotel, LLC	Indiana
19.	KRG Estero, LLC	Indiana
20.	KRG Fox Lake Crossing, LLC	Delaware
21.	KRG Gainesville, LLC	Indiana
22.	KRG ISS LH OUTLOT, LLC	Indiana
23.	KRG Lithia, LLC	Indiana
24.	KRG New Hill Place, LLC	Indiana
25.	KRG Oleander, LLC	Indiana
26.	KRG Rivers Edge, LLC	Indiana
27.	KRG Vero, LLC	Indiana
28.	KRG Waterford Lakes, LLC	Indiana
29.	Noblesville Partners, LLC	Indiana
30.	KRG Portofino, LLC	Indiana
31.	KRG Beechwood, LLC	Indiana
32.	KRG Burnt Store, LLC	Indiana
33.	KRG Clay, LLC	Indiana
34.	KRG Lakewood, LLC	Indiana
35.	KRG Pembroke Pines, LLC	Indiana
36.	KRG Toringdon Market, LLC	Indiana
37.	KRG Hunter’s Creek, LLC	Indiana
38.	KRG Northdale, LLC	Indiana
39.	KRG Trussville I, LLC	Indiana
40.	KRG Trussville II, LLC	Indiana
41.	KRG Kingwood Commons, LLC	Indiana
42.	Noblesville Partners, LLC	Indiana

SCHEDULE 2

	Name of Subsidiary	State of Formation
1.	Inland Diversified Alcoa Hamilton, L.L.C.	Delaware
2.	Alcoa TN, L.L.C.	Delaware
3.	Inland Diversified Draper Crossing, L.L.C.	Delaware
4.	Inland Diversified Evans Mullins Outlots, L.L.C.	Delaware
5.	Inland Diversified Lake City Commons II, L.L.C.	Delaware
6.	Inland Diversified Lake St. Louis Hawk Ridge, L.L.C.	Delaware
7.	Inland Diversified Norman University II, L.L.C.	Delaware
8.	Inland Diversified Ocean Isle Beach Landing, L.L.C.	Delaware
9.	Inland Diversified Port St Lucie Square, L.L.C.	Delaware
10.	Inland Diversified South Elgin Commons, L.L.C.	Delaware
11.	Inland Diversified St. Cloud 13th, L.L.C.	Delaware
12.	Inland Diversified Jacksonville Deerwood Lake, L.L.C.	Delaware

ANNEX I

FORM OF ACCESSION AGREEMENT

THIS ACCESSION AGREEMENT dated as of                         , 201    , executed and delivered by                             , a                            (the “New Guarantor”), in favor of (a) KEYBANK NATIONAL ASSOCIATION, in its capacity as Agent (the “Agent”) for the Lenders under that certain Fourth Amended and Restated Credit Agreement dated as of July 1, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Kite Realty Group, L.P. (the “Borrower”), the financial institutions party thereto and their assignees under Section 13.5. thereof (the “Lenders”), the Agent, and the other parties thereto, and (b) the Lenders, the Issuing Lender and the Swingline Lender.

WHEREAS, pursuant to the Credit Agreement, the Agent, the Lenders, the Issuing Lender and the Swingline Lender have agreed to make available to the Borrower certain financial accommodations on the terms and conditions set forth in the Credit Agreement;

WHEREAS, the Borrower, the New Guarantor, and the existing Guarantors, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financing from the Agent, the Lenders, the Issuing Lender and the Swingline Lender through their collective efforts;

WHEREAS, the New Guarantor acknowledges that it will receive direct and indirect benefits from the Agent, the Lenders, the Issuing Lender and the Swingline Lender making such financial accommodations available to the Borrower under the Credit Agreement and, accordingly, the New Guarantor is willing to guarantee the Borrower’s obligations to the Agent, the Lenders, the Issuing Lender and the Swingline Lender on the terms and conditions contained herein; and

WHEREAS, the New Guarantor’s execution and delivery of this Agreement is a condition to the Agent, the Lenders, the Issuing Lender and the Swingline Lender continuing to make such financial accommodations to the Borrower.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the New Guarantor, the New Guarantor agrees as follows:

Section 1.              Accession to Guaranty.  The New Guarantor hereby agrees that it is a “Guarantor” under that certain Third Amended and Restated Guaranty dated as of July     , 2014 (as amended, supplemented, restated or otherwise modified from time to time, the “Guaranty”), made by each Subsidiary of the Borrower a party thereto in favor of the Agent, the Lenders, the Issuing Lender and the Swingline Lender and assumes all obligations of a “Guarantor” thereunder, all as if the New Guarantor had been an original signatory to the Guaranty.  Without limiting the generality of the foregoing, the New Guarantor hereby:

(a)           irrevocably and unconditionally guarantees the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all Guarantied Obligations (as defined in the Guaranty);

1

(b)           makes to the Agent, the Lenders, the Issuing Lender and the Swingline Lender as of the date hereof each of the representations and warranties contained in Section 5 of the Guaranty and agrees to be bound by each of the covenants contained in Section 6 of the Guaranty; and

(c)           consents and agrees to each provision set forth in the Guaranty.

Section 2.              GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3.              Definitions.  Capitalized terms used herein and not otherwise defined herein shall have their respective defined meanings given them in the Credit Agreement.

[Signatures on Next Page]

2

IN WITNESS WHEREOF, the New Guarantor has caused this Accession Agreement to be duly executed and delivered under seal by its duly authorized officers as of the date first written above.

[NEW GUARANTOR]

By:
Name:
Title:

Address for Notices:

c/o Kite Realty Group Trust

Attention:
Telecopy Number:	( )
Telephone Number:	( )

Accepted:

KEYBANK NATIONAL ASSOCIATION, as Agent
By:
Name:
Title:

3